Filed pursuant to Rule 497(e)

File No. 333-221829

PIMCO Flexible Municipal Income Fund (the “Fund”)

Supplement dated March 14, 2019 to the

Prospectus dated July 19, 2018 (as supplemented March 13, 2019)

(the “Prospectus”)

Effective March 15, 2019, PIMCO has contractually agreed to waive 100% of the management fees it is entitled to receive from the Fund through September 14, 2019. Accordingly, effective March 15, 2019, the following disclosure is added to the “Management of the Fund” section of the prospectus, immediately beneath the sub-section titled “Expense Limitation Agreement.”

Fee Waiver Agreement

Pursuant to a Management Fee Waiver Agreement between the Fund and PIMCO, PIMCO has contractually agreed, through September 14, 2019, to waive 100% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement.

PIMCO’s waiver of management fees under the Management Fee Waiver Agreement are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

The Management Fee Waiver Agreement will continue through September 14, 2019, at which time it will terminate unless otherwise agreed to in writing by the parties. In addition, the Management Fee Waiver Agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon notice to PIMCO at its principal place of business.

Investors Should Retain This Supplement for Future Reference

PIF_SUPP1_031419

PIMCO Flexible Municipal Income Fund (the “Fund”)

Supplement dated March 14, 2019 to the

Statement of Additional Information dated July 19, 2018 (as supplemented March 13, 2019)

(the “SAI”)

Effective March 15, 2019, PIMCO has contractually agreed to waive 100% of the management fees it is entitled to receive from the Fund through September 14, 2019. Accordingly, effective March 15, 2019, the following language added to the “Management of the Fund” section of the SAI, at the end of the sub-section titled “Management Fees Waived.”

Pursuant to a Management Fee Waiver Agreement between the Fund and PIMCO, PIMCO has also contractually agreed, through September 14, 2019 to waive 100% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement.

PIMCO’s waiver of management fees under the Management Fee Waiver Agreement are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

The Management Fee Waiver Agreement will continue through September 14, 2019, at which time it will terminate unless otherwise agreed to in writing by the parties. In addition, the Management Fee Waiver Agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon notice to PIMCO at its principal place of business.

Investors Should Retain This Supplement for Future Reference

PIF_SUPP2_031419